Debt	9 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Debt
Debt
The following table summarizes our outstanding debt:

	Berry Corp. (Successor) December 31, 2017	Berry LLC (Predecessor) December 31, 2016
	(in thousands)
Current portion of debt:
Pre-Emergence Credit Facility(1)(2)	$—	$891,259
Long-term debt:
RBL Facility(2)	$379,000	$—
Liabilities subject to compromise:
6.75% senior notes due November 2020(3)	$—	$261,100
6.375% senior notes due September 2022(3)	$—	$572,700
__________

(1)	Due to covenant violations, the Pre-Emergence Credit Facility was classified as current at December 31, 2016

(2)	Variable interest rates of 4.8% and 5.5% at December 31, 2017 and December 31, 2016, respectively.

(3)	The Company’s senior notes were classified as liabilities subject to compromise at December 31, 2016.

Fair Value
Our debt was recorded at the carrying amount on the balance sheets. The carrying amounts of the Pre-Emergence Credit Facility and the RBL Facility (as defined below) approximated fair value because their interest rates were variable and reflective of market rates. The Predecessor’s senior notes had a carrying value and fair value of $833.8 million and $522.2 million, respectively, at December 31, 2016. We used a market approach to determine the fair value of the Predecessor’s senior notes using estimates based on prices quoted from third-party financial institutions, which is a Level 2 fair value measurement.
Credit Facilities
2016 and 2017 Credit Facilities
The Pre-Emergence Credit Facility dated November 15, 2010 and amended April 12, 2016, by and among the Predecessor as borrower, Wells Fargo Bank, N.A. as administrative agent and certain lenders provided for a senior revolving credit facility subject to the then-effective borrowing base. At December 31, 2016, the Predecessor had approximately $898 million in total borrowings (including outstanding letters of credit) under this credit facility and there was no remaining availability. The filing of the bankruptcy petitions constituted an event of default that accelerated the Predecessor’s obligations under this facility. All outstanding obligations under the Pre-Emergence Credit Facility were canceled and the agreements governing these obligations were terminated on the Effective Date. See Note 2 for additional details on the Pre-Emergence Credit Facility.
Also on the Effective Date, we entered into a credit agreement (“the Emergence Credit Facility”) with Wells Fargo Bank, N.A. as administrative agent and certain lenders. The Emergence Credit Facility provided for a revolving loan with up to $550 million in borrowing commitments, subject to a reserve borrowing base. The initial borrowing base was $550 million with a maturity date of February 27, 2022. Approximately $400 million in borrowings and $6 million in undrawn letters of credit were outstanding under the Emergence Credit Facility as of the Effective Date. The outstanding borrowings under the Emergence Credit Agreement bore interest at a rate equal to either (i) LIBOR plus an applicable margin ranging from 3.25% to 4.25% per annum, depending on levels of borrowing base usage and (ii) a customary base rate plus an applicable margin ranging from 2.25% to 3.25% per annum, depending on levels of borrowing base usage.
We executed amended and restated mortgages in order to achieve collateral coverage of no less than 95% of the total value of the proved reserves of our oil and natural gas properties.
On July 31, 2017, we entered into a new credit agreement (“RBL Facility”), also with Wells Fargo Bank, N.A. as administrative agent and certain lenders with up to $1.5 billion of commitments, subject to a reserve borrowing base, and an initial borrowing commitment of $500 million. The RBL Facility also provides a letter of credit sub-facility for the issuance of letters of credit in an aggregate amount not to exceed $25 million. Issuances of letters of credit reduce the borrowing availability for revolving loans under the RBL Facility on a dollar for dollar basis. This facility matures on June 29, 2022. The RBL Facility was used to paydown the outstanding borrowings from the Emergence Credit Facility. All outstanding obligations under the Emergence Credit Facility were canceled and the agreements governing the obligations were terminated on July 31, 2017.
In connection with the issuance of the 2026 Notes (as defined below), the RBL Facility borrowing base was set at $400 million which incorporated a $100 million reduction, or 25% of the face value of the 2026 Notes (as defined below). In March 2018, we completed a borrowing base redetermination which reaffirmed our borrowing base at $400 million with an elected commitment feature that allows us to increase the RBL Facility to $575 million with lender approval. Borrowing base redeterminations become effective on, or about, each May 1 and November 1, although each of us and the administrative agent may make one interim redetermination between scheduled redeterminations.
The outstanding borrowings under the RBL Facility bear interest at a rate equal to either (i) a customary London interbank offered rate plus an applicable margin ranging from 2.50% to 3.5% per annum, and (ii) a customary base rate plus an applicable margin ranging from 1.5% to 2.5% per annum, in each case depending on levels of borrowing base utilization. In addition, we must pay the lenders a quarterly commitment fee of 0.50% on the average daily unused amount of the borrowing availability under the RBL Facility. We have the right to prepay any borrowings under the RBL Facility with prior notice at any time without a prepayment penalty, other than customary “breakage” costs with respect to euro-dollar loans.
Berry Corp. guarantees and each future subsidiary of Berry Corp. (other than Berry LLC), with certain exceptions, is required to guarantee, our obligations and obligations of the other guarantors under the RBL Facility and under certain hedging transactions and banking services arrangements (the “Guaranteed Obligations”). In addition, pursuant to a Guaranty Agreement dated as of July 31, 2017, (the “Guaranty Agreement”), Berry LLC guarantees the Guaranteed Obligations. The lenders under the RBL Facility hold a mortgage on 85% of the present value of our proven oil and gas reserves. The obligations of Berry LLC and the guarantors are also secured by liens on substantially all of our personal property, subject to customary exceptions. The RBL Facility, with certain exceptions, also requires that any future subsidiaries of Berry LLC will also have to grant mortgages, security interests and equity pledges.
The RBL Facility contains customary events of default and remedies for credit facilities of a similar nature. If we do not comply with the financial and other covenants in the RBL Facility, the lenders may, subject to customary cure rights, require immediate payment of all amounts outstanding under the RBL Facility and exercise all of their other rights and remedies, including foreclosure on all of the collateral.
As of December 31, 2017, the financial performance covenants under our RBL Facility were (i) a leverage ratio of no more than 4.0 to 1.0 and (ii) a current ratio of at least 1.0 to 1.0. In addition, the RBL Facility currently provides that to the extent we incur unsecured indebtedness, including any amounts raised in the future, the borrowing base will be reduced by an amount equal to 25% of the amount of such unsecured debt.
As of December 31, 2017, we had approximately $100 million of available borrowing capacity under the RBL Facility.
As a condition of closing our RBL Facility, we were required to have in place the following commodity hedging coverage over our projected crude oil production from PDP reserves, on an annual basis:

	2018	2019
Oil Swaps required by RBL Facility
Thousands of barrels (MBbls) per year	1,876	1,622
Minimum price	$44.87	$45.94

At December 31, 2017, we were in compliance with all financial debt covenants.
The terms and conditions of all of our indebtedness are subject to additional qualifications and limitations that are set forth in the relevant governing documents.
As of December 31, 2017 and December 31, 2016, we had letters of credit outstanding of approximately $21 million and $6 million, respectively, under our revolving credit facilities. These letters of credit were issued to support ordinary course of business marketing, insurance, regulatory and other matters.
Predecessor’s Unsecured Notes
On the Effective Date, pursuant to the terms of the Plan, all outstanding obligations under the Predecessor’s Unsecured Notes were canceled and the indentures and related agreements governing these obligations were terminated. See Note 2 for additional information.
Senior Unsecured Notes Offering
In February 2018, we completed a private offering of $400 million, in aggregate, principal amount of 7.000% senior unsecured notes due 2026 (the “2026 Notes”), which resulted in net proceeds to us of approximately $392 million after deducting expenses and the initial purchasers’ discount. We used the net proceeds from the issuance of the 2026 Notes to repay borrowings under the RBL Facility and will use the remainder for general corporate purposes.
We may, at our option, redeem all or a portion of the 2026 Notes at any time on or after February 15, 2021. We are also entitled to redeem up to 35.0% of the aggregate principal amount of the 2026 Notes before February 15, 2021, with an amount of cash not greater than the net proceeds that we raise in certain equity offerings at a redemption price equal to 107.0% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest, if any. In addition, prior to February 15, 2021, we may redeem some or all of the 2026 Notes at a price equal to 100.0% of the principal amount thereof, plus a “make-whole” premium, plus any accrued and unpaid interest. If we experience certain kinds of changes of control, holders of the 2026 Notes may have the right to require us to repurchase their notes at 101.0% of the principal amount of the 2026 Notes, plus accrued and unpaid interest, if any.
The 2026 Notes are our senior unsecured obligations and rank equally in right of payment with all of our other senior indebtedness and senior to any of our subordinated indebtedness. The notes are fully and unconditionally guaranteed on a senior unsecured basis by us and will also be guaranteed by certain of our future subsidiaries (other than Berry LLC). The 2026 Notes and related guarantees are effectively subordinated to all of our secured indebtedness (including all borrowings and other obligations under our RBL Facility) to the extent of the value of the collateral securing such indebtedness, and structurally subordinated in right of payment to all existing and future indebtedness and other liabilities (including trade payables) of any future subsidiaries that do not guarantee the 2026 Notes.
The indenture governing the 2026 Notes contains restrictive covenants that may limit our ability to, among other things:

•	incur or guarantee additional indebtedness or issue certain types of preferred stock;

•	pay dividends on capital stock or redeem, repurchase or retire our capital stock or subordinated indebtedness

•	transfer or sell assets;

•	make investments;

•	create certain liens securing indebtedness;

•	enter into agreements that restrict dividends or other payments from our restricted subsidiaries to us;

•	consolidate, merge or transfer all or substantially all of our assets; and

•	engage in transactions with affiliates.
The indenture governing the 2026 Notes contains customary events of default, including, among others, (a) non-payment; (b) non-compliance with covenants (in some cases, subject to grace periods); (c) payment default under, or acceleration events affecting, material indebtedness and (d) bankruptcy or insolvency events involving us or certain of our subsidiaries.
Debt
The following table summarizes our outstanding debt:

	September 30, 2018	December 31, 2017	Interest Rate	Maturity	Security
	(in thousands)
RBL Facility	$—	$379,000	variable rates of 4.5% (2018) and 4.8% (2017), respectively	June 29, 2022	Mortgage on 85% of Present Value of proven oil and gas reserves
2026 Notes	400,000	—	7.00%	February 15, 2026	Unsecured
Long-Term Debt - Principal Amount	400,000	379,000
Less: Debt Issuance Costs	(8,488)	—
Long-Term Debt, net	$391,512	$379,000

At September 30, 2018 and December 31, 2017, debt issuance costs for the RBL Facility (as defined below) reported in "other noncurrent assets" on the balance sheet were approximately $17 million and $21 million net of amortization, respectively. The amortization of debt issuance costs is presented in interest expense on the condensed consolidated statements of operations.
Fair Value
Our debt is recorded at the carrying amount on the balance sheets. The carrying amount of the RBL Facility approximates fair value because the interest rates are variable and reflect market rates. The fair value of the 2026 senior unsecured notes was approximately $416 million at September 30, 2018.
Credit Facilities
On July 31, 2017, we entered into a credit agreement (“RBL Facility”), with Wells Fargo Bank, N.A. as administrative agent and certain lenders with up to $1.5 billion of commitments, subject to a reserves-based borrowing base. In connection with the issuance of the 2026 Notes (as defined below), the RBL Facility borrowing base was set at $400 million, which incorporated a $100 million reduction, or 25% of the face value of the 2026 Notes. In March 2018, we completed a borrowing base redetermination which reaffirmed our borrowing base at $400 million with an elected commitment feature that allows us to increase the RBL Facility to $575 million with lender approval.
As of September 30, 2018, the financial performance covenants under our RBL Facility were (i) a leverage ratio of no more than 4.00 to 1.00 and (ii) a current ratio of at least 1.00 to 1.00. At September 30, 2018, our actual ratios were 1.85 to 1.00 and 4.21 to 1.00, respectively. In addition, the RBL Facility currently provides that to the extent we incur unsecured indebtedness, including any amounts raised in the future, the borrowing base will be reduced by an amount equal to 25% of the amount of such unsecured debt. We were in compliance with all financial covenants as of September 30, 2018.
As of September 30, 2018, we had approximately $393 million of available borrowing capacity under the RBL Facility.
As of September 30, 2018 and December 31, 2017, we had letters of credit outstanding of approximately $7 million and $21 million, respectively, under our RBL facility. These letters of credit were issued to support ordinary course of business marketing, insurance, regulatory and other matters.
In July and August 2018, we paid down approximately $105 million on the RBL Facility from the net proceeds we received in the IPO of our common stock (see Note 6).
Senior Unsecured Notes Offering
In February 2018, we completed a private issuance of $400 million in aggregate principal amount of 7.00% senior unsecured notes due 2026 (the “2026 Notes”), which resulted in net proceeds to us of approximately $391 million after deducting expenses and the initial purchasers’ discount. We used a portion of the net proceeds from the issuance of the 2026 Notes to repay borrowings under the RBL Facility and used the remainder for general corporate purposes.